UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) November 18, 2004

The UniMark Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Texas
(State or Other Jurisdiction of Incorporation)

0-26096	75-2436543
(Commission File Number)	(IRS Employer Identification No.)

UniMark House
124 McMakin Road
Bartonville, Texas 76226
(Address of Principal Executive Offices)(Zip Code)

Registrant’s Telephone Number, Including Area Code (817) 491-2992

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-49(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 — Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

On November 18, 2004, The UniMark Group, Inc. (the “Company”) issued a press release announcing that Mr. Teo Sanchez joined the Company as Vice President — Operations and Mr. Enrique Narvaez joined the Company as Vice President — Finance.

Section 9 — Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit
Number	Description

99.1	The UniMark Group, Inc. press release, dated November 18, 2004

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

THE UNIMARK GROUP, INC. (Registrant)
Date: November 18, 2004	/s/ David E. Ziegler David E. Ziegler Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

99.1	The UniMark Group, Inc. press release, dated November 18, 2004